SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) November 21, 2005

PREMIERE GLOBAL SERVICES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Georgia

(State or Other Jurisdiction of Incorporation)

001-13577	59-3074176
(Commission File Number)	(IRS Employer Identification No.)

3399 Peachtree Road, NE, Suite 700, Atlanta, Georgia 30326

(Address of Principal Executive Offices) (Zip Code)

404-262-8400

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On November 21, 2005, upon recommendation of its Compensation Committee, the Board of Directors (the “Board”) of Premiere Global Services, Inc. (the “Company”) approved changes to the Company’s non-employee director compensation arrangements effective as of such date. The revised annual cash retainers and equity awards will be payable for the 2005 – 2006 Board year (with Board years running from the respective dates of the Company’s annual shareholders’ meetings). A summary of the compensation payable to non-employee members of the Company’s Board is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits

Exhibit No.	Description
10.1	Summary of the Registrant’s Non-employee Director Compensation.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREMIERE GLOBAL SERVICES, INC.

Date: December 22, 2005	By:	/s/ L. Scott Askins
L. Scott Askins
Senior Vice President – Legal, General
Counsel and Secretary

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EXHIBIT INDEX

Exhibit No.	Description
10.1	Summary of the Registrant’s Non-employee Director Compensation.

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